UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of The Securities Act of 1934


Date of report (Date of earliest event reported) September 9, 1996
                                                ------------------------------

                            ACROSS DATA SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

  New York                          0-26392                  11-2920559
(State or other jurisdiction     (Commission                (IRS Employer
 of incorporation)               File Number)               Identification No.)

382 Main Street, Salem, NH                                         03079
- -----------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code    (603) 898-9800
                                                  ---------------------------

ITEM 2.   Acquisition or Disposition of Assets.
- -------   -------------------------------------

     (a) On September 9, 1996, Across Data Systems, Inc. (Across), a New York corporation, sold substantially all of the assets of its wholly owned subsidiary, Bizware Computer Systems (Canada), Inc., (Bizware) to 3203174 Canada Inc. for $230,000.

     Assets sold include any and all intellectual property rights held by Bizware in respect of the software product known as "Retail Site Manager" and "Multi-Site Manager", those customers of Bizware who hold licenses granted by Bizware, all of Bizware's rights and obligations under all verbal and written contracts, agreements and commitments with customers, the name "Bizware", and certain computer equipment.

     Terms of the sale are $120,000 paid at execution of the sale and the sum of $110,000 in six equal, monthly installments, payable on the last day of each and every month commencing on October 31, 1996 and terminating on March 31, 1997.


ITEM 7    Financial Statements and Exhibits.
- ------    ----------------------------------

        (b)    Pro forma financial information

               1. Across pro forma condensed consolidated balance sheet as of June 30, 1996 (unaudited).

               2. Across pro forma condensed consolidated statement of operations for the six months ended June 30, 1996 (unaudited).

               3. Across pro forma condensed consolidated statement of operations for the year ended December 31, 1995 (unaudited).

        The Company's unaudited pro forma condensed consolidated financial statements for the six months ended June 30, 1996 and the year ended December 31, 1995 give the effect to the sale of substantially all of the assets of its wholly owned subsidiary Bizware Computer Systems (Canada) Inc. as if such transaction had occurred on January 1, 1995. The Pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor is it indicative of the Company's future results.

                                  ACROSS DATA SYSTEMS, INC.
                        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                        June 30, 1996

                                                             Historical                                  Pro forma
                                                   ------------------------------------    ---------------------------------------
                                                                      Dispositions
                                                                  --------------------
                                                    Across Data     Bizware Computer
                                                   Systems, Inc.  Systems (Canada) Inc.            Adjustments          Adjusted
                                                   -------------  ---------------------    ------------------------   ------------
ASSETS:
  Current Assets
     Cash and cash equivalents                      $2,547,000          ($  9,465)     $ 120,000 (1)                   $2,657,535

     Accounts receivable - net                       2,197,305           (202,079)                                      1,995,226
     Accounts receivable - 3203174 Canada, Inc.                                          110,000 (1)                      110,000
     Income taxes receivable                           240,103           (240,103)                     160,328  (2)      160,3280
     Prepaid and other assets                          290,977             (9,916)                                        281,061
     Deferred income taxes                             254,800                   0                                        254,800
                                                   ------------     ---------------    ----------     ---------       ------------
          Current assets                             5,530,185           (461,563)       230,000       160,328          5,458,950
                                                   ------------     ---------------    ----------     ---------       ------------
  Property and equipment - net                         885,050            (84,593)                                        800,457
                                                   ------------     ---------------                                   ------------
  Other assets
     Excess cost over net assets acquired - net      3,445,792         (1,019,460)                                      2,426,332
     Service contracts acquired - net                1,888,438                   0                                      1,888,438
     Investment in Bizware                                              1,054,222    (1,054,222)(1)
     Software development costs - net                2,411,773           (504,739)                                      1,907,034
     Deposits and deferred costs                        60,499             (5,477)                                         55,022
                                                   ------------     ---------------    ----------     ---------       ------------
                                                     7,806,502           (475,454)    (1,054,222)                       6,276,826
                                                   ------------     ---------------    ----------     ---------       ------------
          Total assets                             $14,221,737      ($  1,021,610)    ($ 824,222)   $  160,328       $ 12,536,233
                                                   ============     ===============    ==========     =========       ============

LIABILITIES AND SHAREHOLDERS' EQUITY:
  Current liabilities
     Current maturities of long term debt           $   16,887       ($     8,294)                                    $     8,593
     Current maturities of loans from related
       companies                                       150,000                   0                                        150,000
     Accounts payable                                  531,661            (40,304)        50,000  (1)                     541,357
     Accrued expenses                                  369,262            (17,741)        50,000  (1)                     441,521
     Income taxes payable                               45,454           (148,497)                                      (103,043)
     Deferred revenue                                1,989,305           (117,621)                                      1,871,684
                                                   ------------     ---------------                                   ------------
         Current liabilities                         3,102,569           (332,457)                                      2,770,112
                                                   ------------     ---------------                                   ------------
     Long-term debt - net of current maturities         35,409             (6,922)                                         28,487
                                                   ------------     ---------------                                   ------------
     Loans from related companies - net of current
       maturities                                      391,753                   0                                        391,753
                                                   ------------     ---------------                                   ------------
  Shareholders' equity
     Common stock                                       59,229                   0                                         59,229
     Additional Paid-in-capital                     10,371,673                   0                                     10,371,673
     Unearned compensation                            (14,909)                   0                                       (14,909)
     Foreign currency translation adjustment             4,747             (4,747)                                              0
     Retained earnings (deficit)                       271,266           (677,484)     (924,222)  (1)  160,328  (2)   (1,170,112)
                                                   ------------     ---------------    ----------     ---------       ------------
                                                    10,692,006           (682,231)     (824,222)       160,328          9,345,881
                                                   ------------     ---------------    ----------     ---------       ------------
  Total liabilities and shareholder' equity        $14,221,737      ($  1,021,610)    ($824,222)     $ 160,328        $12,536,233
                                                   ============     ===============    ==========     =========       ============

                                  ACROSS DATA SYSTEMS, INC.
                   PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            For the six months ended June 30, 1996

                                                  Historical                                  Pro forma
                                       ----------------------------------     ------------------------------------------

                                                          Dispositions
                                                         ----------------
                                        Across Data     Bizware Computer
                                       Systems, Inc.   Systems (Canada) Inc.        Adjustments              Adjusted
                                       --------------  ---------------------     --------------------    ---------------
REVENUE:
     Consulting and service            $   4,503,224     ($     139,207)                                   $   4,364,017
     Software                                661,646           (142,128)                                         519,518
     Other                                   350,919             (5,685)                                         345,234
                                       --------------   -----------------                                  --------------
      Total revenue                        5,515,789           (287,020)                                       5,228,769

                                       --------------   -----------------                                  --------------

COST OF REVENUE:
     Consulting and service                2,325,298            (80,959)                                       2,244,339
     Software                                333,699            (26,774)                                         306,925
     Other                                   272,814             (4,442)                                         268,372
                                       --------------   -----------------                                  --------------
          Total cost of revenue            2,931,811           (112,175)                                       2,819,636
                                       --------------   -----------------                                  --------------
GROSS MARGIN                               2,583,978           (174,845)                                       2,409,133
                                       --------------   -----------------                                  --------------

Operating expenses
  Selling, general and administrative      3,127,005           (378,801)                                       2,748,204

     Amortization of goodwill and
     Service contracts acquired              350,846            (57,898)                                         292,948
                                       --------------   -----------------                                  --------------
                                           3,477,851           (436,699)                                       3,041,152
                                       --------------   -----------------                                  --------------


OPERATING INCOME (LOSS)                    (893,873)             261,854                                       (632,019)
                                       --------------   -----------------                                  --------------
OTHER INCOME (EXPENSE)
     Interest income                          80,811               (805)                                          80,006
     Interest expense                       (15,094)                 997                                        (14,097)
                                       --------------   -----------------                                  --------------
                                              65,717                 192                                          65,909
                                       --------------   -----------------                                  --------------

INCOME (LOSS) BEFORE INCOME TAXES          (828,156)             262,046                                       (566,110)

INCOME TAX EXPENSE (BENEFIT)                 (3,200)             160,328      (160,328) (2)                      (3,200)
                                       --------------   -----------------     ---------                    --------------

NET INCOME (LOSS)                        ($ 824,956)     $       101,718       160,328                      ($  562,910)
                                       ==============   =================     =========                    ==============

NET INCOME (LOSS) PER COMMON SHARE       ($     .14)                                                        ($      .10)
                                       ==============   =================     =========                    ==============

WEIGHTED AVERAGE COMMON AND COMMON
EQUIVALENT SHARES                          5,922,902                                                           5,922,902
                                       ==============   =================     =========                    ==============

                                  ACROSS DATA SYSTEMS, INC.
                   PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                             For the year ended December 31, 1995

                                                   Historical                                Pro forma
                                        ---------------------------------     ----------------------------------------
                                                          Dispositions
                                                         ----------------
                                        Across Data
                                          Systems,        Bizware Computer
                                            Inc.         Systems (Canada) Inc.  Adjustments            Adjusted
                                        -------------    ----------------     -------------------------   ------------
REVENUE:
     Consulting and service             $  7,060,590       ($   385,878)                                   $ 6,674,712
     Software                              2,257,286           (945,095)                                     1,312,191
     Other                                   821,148            (74,883)                                       746,265
                                        -------------    ----------------                                    ---------
          Total revenue                   10,139,024         (1,405,856)                                     8,733,168
                                        -------------    ----------------                                    ---------

COST OF REVENUE:
     Consulting and service                3,571,535            (61,548)                                     3,509,987
     Software                                341,655             (8,310)                                       333,345
     Other                                   601,017            (39,759)                                       561,258
                                        -------------    ----------------                                    ---------
          Total cost of revenue            4,514,207           (109,617)                                     4,404,590
                                        -------------    ----------------                                    ---------
GROSS MARGIN                               5,624,817         (1,296,239)                                     4,328,578
                                        -------------    ----------------                                    ---------
OPERATING EXPENSES
     Selling, general and administrative   4,205,943           (607,299)                                     3,598,644
     Amortization of goodwill and
     Service contracts acquired              575,095           (113,665)                                       461,430
                                        -------------    ----------------                                    ---------
                                           4,781,038           (720,964)                                     4,060,074
                                        -------------    ----------------                                    ---------

OPERATING INCOME                             843,779           (575,275)                                       268,504
                                        -------------    ----------------                                    ---------
OTHER INCOME (EXPENSE)
     Loss on sale of Bizware                                                   (1,024,222) (1)              (1,024,222)
     Interest income                         122,994             (1,265)                                       121,729
     Interest expense                       (54,733)              23,751                                      (30,982)
                                        -------------    ----------------     -----------                    ---------
                                              68,261              22,486      (1,024,222)                    (933,475)
                                        -------------    ----------------     -----------                    ---------
INCOME BEFORE INCOME TAXES AND
     MINORITY INTEREST                       912,040           (552,789)      (1,024,222)                    (664,971)

INCOME TAX EXPENSE (BENEFIT)                 278,700              20,854        (114,846) (2)                  143,000
                                        -------------    ----------------     -----------                    ---------

INCOME BEFORE MINORITY INTEREST              633,340           (531,935)        (909,376)                    (807,971)

MINORITY INTEREST IN INCOME OF
     CONSOLIDATED SUBSIDIARY                  15,291                   0                                        15,291
                                        -------------    ----------------     -----------                    ---------
NET INCOME                                $  618,049      ($    531,935)        (909,376)                   ($ 823,262)
                                        =============    ================     ===========                    =========
NET INCOME (LOSS) PER COMMON SHARE       $       .13                                                        ($    .17)

WEIGHTED AVERAGE COMMON AND COMMON
EQUIVALENT SHARES                          4,777,758                                                         4,777,758
                                        =============    ================     ===========                    =========

(1) The Company sold substantially all of the assets of Bizware for $230,000.00 of which $120,000.00 was in the form of cash and $110,000.00 by way of six monthly installments. The difference between the selling price and the investment in Bizware is the additional loss to be recognized at time of sale. In addition, the Company anticipates it will cost approximately $100,000.00 to dispose of Bizware.

(2) To adjust the tax provision to what would have been required had pro forma pre tax earnings been achieved.

ITEM 7  Financial Statements and Exhibits.

        (c)     Exhibit:

        1. Agreement of sale of assets effective September 9, 1996 between Bizware Computer Systems (Canada) Inc. and 3203174 Canada Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Across Data Systems, Inc.
                                          ------------------------------------
                                                 (Registrant)


Date:  September 23, 1996                  /s/  Joseph J. Di Zazzo
      --------------------------          ------------------------------------
                                           Joseph J. Di Zazzo, Controller and
                                           Chief Accounting Officer


















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